UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025 (March 31, 2025)

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2025, Banzai International, Inc. (the “Company”) entered into a subordinated business loan and security agreement (the “Loan Agreement”) with Agile Capital Funding, LLC (the “Collateral Agent”), and Agile Lending, LLC, a Virginia limited liability company (the “Lender”). Pursuant to the Loan Agreement, the Company issued a subordinated secured promissory note (the “March Agile Note”) for an aggregate principal amount of $4,000,000 and received $2,044,105 of proceeds, net of administrative agent fees of $200,000 paid to the Collateral Agent, and net of payments to the Lender of $1,755,895 as early prepayment of the remaining outstanding balance of the subordinated secured promissory note the Company has with the Lender dated December 12, 2024. The March Agile Note has a maturity date of November 12, 2025, and interest accrues at the annual rate of 44%. Interest on the March Agile Note shall accrue commencing on the effective date pursuant to the March Agile Note Agreement’s weekly repayment and amortization schedule.

The foregoing description of the Loan Agreement and the March Agile Note are qualified by reference to the full text of the Loan Agreement and the March Agile Note, which are filed as Exhibit 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subordinated Business Loan and Security Agreement dated as of March 31, 2025, by and between the Company, Agile Capital Funding, LLC, and Agile Lending, LLC.
10.2	Subordinated Secured Promissory Note dated as of March 31, 2025, by and between the Company and Agile Lending, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2025

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer